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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) January 15, 1998


                     Mellon Residential Funding Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                    333-24453                    23-2889067
(State or other                   (Commission                  (IRS Employer
jurisdiction of incorporation)    File Number)                   ID Number)


One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania        15258
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code:           (412) 236-6559
                                                              --------------

                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

Filing of Computational Materials.

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-1, Morgan Stanley & Co. Incorporated prepared certain materials (the "Collateral Term Sheets") which were distributed by Morgan Stanley & Co. Incorporated and Mellon Financial Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio (the "Mortgage Loans"), it did not participate in the preparation of the Collateral Term Sheets. The Collateral Term Sheets are attached hereto as Exhibit 99.1.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MELLON RESIDENTIAL FUNDING CORPORATION


                               By: /s/ Stephen Cobain
                                   ---------------------------------
                               Name: Stephen Cobain
                               Title:  President



Dated:  January 15, 1998
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                            EXHIBIT INDEX

Exhibit                                                             Page
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99.1                     Collateral Term Sheets.